EXHIBIT 10.1
                                                                    ------------

                                                                  EXECUTION COPY

                                                                 August 27, 2007
Comverse Technology, Inc.
810 Seventh Avenue, 35th Floor
New York, New York 10019


Re: Services Agreement ("Services Agreement"), dated as of February 1, 1998, between Comverse Technology, Inc. ("Comverse") and Ulticom, Inc. (the
      ---------------------------------------------------------------------
      "Company")
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Ladies and Gentlemen:

      Reference is made to the above-referenced Services Agreement. In connection with the mutual termination of certain services provided under the Agreement, Comverse and the Company hereby agree to the terms of this side letter agreement (this "Side Letter"). This Side Letter shall constitute an amendment to the Agreement as provided in Section 1 below. Capitalized terms used but not otherwise defined in this Side Letter shall have the respective meanings assigned to them in the Agreement, unless the context requires otherwise. Except as expressly amended herein, all other terms and conditions of the Agreement remain in full force and effect.

1.    AMENDMENTS TO THE AGREEMENT.
      ---------------------------

      (a)   Section 1.4 of the Agreement shall be deleted in its entirety.

      (b) The first sentence of Section 2 "Fees and Payment" shall be amended to read as follows:

      "The Company shall pay Comverse a quarterly fee of $150,000, payable in arrears at the end of each fiscal quarter, in consideration for all Services provided by Comverse to the Company under this Agreement during such fiscal quarter; provided, however, that, beginning with the fiscal quarter beginning on February 1, 2007, the quarterly fee shall be adjusted to $125,000."

2.    ADDITIONAL AGREEMENTS.
      ---------------------

      Comverse and the Company agree to negotiate in good faith further reductions to the quarterly fee payable under the Agreement based on the mutual termination of additional Services under the Agreement for fiscal quarters beginning August 1, 2007 and thereafter.

Please sign in the space provided below to evidence your agreement to the terms of this Side Letter.


                                    Very truly yours,

                                    ULTICOM, INC.


                                    By:   /s/  Mark Kissman
                                          ---------------------------------
                                    Name:  Mark Kissman
                                    Title: SVP and Chief Financial Officer


      AGREED AND ACCEPTED
      as of 8/29/07:


      COMVERSE TECHNOLOGY, INC.


      By:  /s/  Avi Aronovitz
           ---------------------------------
      Name:  Avi Aronovitz
      Title: Vice President of Finance, Interim
      Chief Financial Officer and Treasurer